SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 3, 2007
(Date of Report)

January 10, 2007
(Date of Earliest Event Reported)

US Wireless Online, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-61424 Commission File Number	82-0505220 (IRS Employer I.D. No.)

13901 Midway Road Ste 102, PMB 184
Dallas, TX  75244-4388
(Address of Principal Executive Offices)

214-254-3425
 (Registrant's Telephone Number)

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

As further described in Items 4.01(a) US Wireless Online, Inc. (“the “Company” or “Registrant”) has ceased its relationship with Chisholm, Bierwolf & Nilson, LLC (“Chisholm, Bierwolf”) as the Company’s independent registered public accounting firm. As further set forth herein, the change in independent registered public accounting firms is not the result of a disagreement with Chisholm, Bierwolf.

(a)	(i) On January 10, 2007 the Company dismissed Chisholm, Bierwolf as the Company’s independent registered public accounting firm.

(ii) The report of Chisholm, Bierwolf on the consolidated financial statements as of and for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified, but was modified as to uncertainty due to substantial doubt regarding the Company’s ability to continue as a going concern. The report of Chisholm, Bierwolf on the consolidated financial statements as of and for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified, but was modified as to uncertainty due to substantial doubt regarding the Company’s ability to continue as a going concern.

   (iii) The decision to change accountants was recommended and approved by the Board of Directors.

   (iv) (a) There have been no disagreements with Chisholm, Bierwolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition from the period from the last report, December 31, 2005, through the date of dismissal, January 10, 2007, there were no disagreements with Chisholm, Bierwolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

   (iv) (b) Not applicable

(b) On January 10, 2007 the Company engaged the services of Russell Bedford Stefanou Mirchandani, LLP as the Company’s independent registered public accounting firm. The Company did not previously consult with or obtain advice from Russell Bedford on any matters or transactions.

(c) The Company has provided a copy of this disclosure to Chisholm, Bierwolf and has requested that Chisholm, Bierwolf furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated March 20, 2007 is filed as Exhibit 16.01 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

16.01 Letter from Chisholm, Bierwolf & Nilson, LLC dated March 20, 2007.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US WIRELESS ONLINE, INC.

DATE:  April 3, 2007

By: /s/ Rick Hughes

Rick Hughes
Chief Executive Officer